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                                                                   Exhibit 10.7



 List of Contents of Exhibits and Schedules to the Royal Surplus Lines Insurance
                   Company Quota Share Reinsurance Agreement



           Exhibits                            Description
           --------                            ------------

Exhibit A                              Form of Accounting and Settlement Reports

Exhibit B                              Form of Trust Agreement

Exhibit C                              Assignment of Net Premium Receivables

Exhibit D                              Assignment of Reinsurance Recoverables

Exhibit E                              URC Investment Guidelines



          Schedules                            Description
          ---------                            -----------

Schedule 2.1                           Terrorism Allocation Methodology

Schedule 2.4                           Reinsurance Contracts